UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2018

CHERRY HILL MORTGAGE
INVESTMENT CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36099	46-1315605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1451 Route 34, Suite 303
Farmingdale, NJ 07727
(Address of Principal Executive Offices) (Zip Code)

877.870.7005
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 5, 2018, Cherry Hill Mortgage Investment Corporation (the “Company”) entered into separate At Market Issuance Sales Agreements (the “Sales Agreements”) with each of B. Riley FBR, Inc. and JMP Securities LLC (the “Agents”), pursuant to which the Company may offer and sell from time to time through the Agents up to $35,000,000 of shares (the “Placement Shares”) of the Company’s 8.20% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), in accordance with the terms and conditions set forth in the Sales Agreements.

Sales of Placement Shares, if any, made under the Sales Agreements will be made by any method permitted by law that is deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). Under the terms of the Sales Agreements, the Agents may also purchase Placement Shares for their own accounts as principals if expressly authorized to do so by the Company. Under the Sales Agreements, the Agents will be entitled to a commission equal to 1.575% of the gross proceeds from each sale of shares sold through them as the Company’s agents. The Company has no obligation to sell any of the Placement Shares under the Sales Agreements.

The Placement Shares will be issued pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-221725). The Company filed a prospectus supplement, dated April 5, 2018, to the prospectus, dated December 4, 2017, with the Securities and Exchange Commission (the “SEC”) in connection with the offer and sale of the Placement Shares.

The Sales Agreements contain customary representations, warranties and agreements of the Company and the Agents, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Sales Agreements, the Company agreed to indemnify the Agents against certain liabilities, including liabilities under the Securities Act, or to contribute to payments that the Agents may be required to make because of those liabilities.

The Agents or their affiliates have in the past and may continue to provide investment banking and advisory services for the Company and/or affiliates of the Company in the ordinary course of their business for which they have received and may continue to receive customary fees.

Copies of the Sales Agreements are filed as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K, and the information in the Sales Agreements is incorporated into this Item 1.01 by reference. The description of the terms of the Sales Agreements in this Item 1.01 is qualified in its entirety by reference to Exhibits 1.1 and 1.2 to this Current Report on Form 8-K.

In connection with the filing of the Sales Agreements, the Company is filing as Exhibits 5.1 and 8.1 to this Current Report on Form 8-K, the opinions of its Maryland counsel and special tax counsel, Venable LLP and Vinson & Elkins LLP, respectively.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Placement Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 5, 2018, the Company filed Articles Supplementary (the “2018 Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to classify and designate 1,270,000 shares of the Company’s authorized but unissued preferred stock, par value $0.01 per share, as shares of Series A Preferred Stock, with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of the Series A Preferred Stock as set forth in the Articles Supplementary filed as Exhibit 3.3 to the Company’s Registration Statement on Form 8-A, filed with the SEC on August 16, 2017 (the “2017 Articles Supplementary”). The 2018 Articles Supplementary became effective upon filing on April 5, 2018, and upon such effectiveness, the Company was authorized to issue an aggregate of 3,800,000 shares of Series A Preferred Stock.

A copy of the 2018 Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K, and the information in the 2017 Articles Supplementary is incorporated into this Item 5.03 by reference. The description of the terms of the 2018 Articles Supplementary in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 to this Current Report on Form 8-K and the 2017 Articles Supplementary.

In connection with the filing of the 2018 Articles Supplementary, the Agreement of Limited Partnership of Cherry Hill Operating Partnership, LP (the “Operating Partnership”) is being amended to provide for the issuance of an additional 1,270,000 8.20% Series A Cumulative Redeemable Preferred Units (liquidation preference $25.00 per unit) (the “Series A Preferred Units”). Such amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. The Company expects to contribute the net proceeds from any sales of Series A Preferred Stock pursuant to the Sales Agreements to the Operating Partnership in exchange for the same number of Series A Preferred Units. The Series A Preferred Units have economic terms that mirror the terms of the Series A Preferred Stock. Any issuances of the Series A Preferred Units will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
1.1	Sales Agreement, dated April 5, 2018, between Cherry Hill Mortgage Investment Corporation and B. Riley FBR, Inc.

1.2	Sales Agreement, dated April 5, 2018, between Cherry Hill Mortgage Investment Corporation and JMP Securities LLC

3.1	Articles Supplementary classifying and designating 1,270,000 additional shares of 8.20% Series A Cumulative Redeemable Preferred Stock

3.2
Articles Supplementary designating the 8.20% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form 8-A filed by the Company with the SEC on August 16, 2017)

5.1	Opinion of Venable LLP with respect to the legality of the shares

8.1	Opinion of Vinson & Elkins LLP

10.1	Second Amendment to Agreement of Limited Partnership of Cherry Hill Operating Partnership, LP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Vinson & Elkins LLP (included in Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHERRY HILL MORTGAGE INVESTMENT CORPORATION

	By:	/s/ Martin J. Levine
		Name:	Martin J. Levine
Date: April 5, 2018		Title:	Chief Financial Officer